                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               December 20, 1999
                                 Date of Report
                       (Date of earliest event reported)

                              INFOSPACE.COM, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)


           0-25131                                91-1718107
     (Commission File No.)           (IRS Employer Identification Number)


                            15375 N.E. 90th Street
                           Redmond, Washington 98052
                   (Address of Principal Executive Offices)

                                 425-602-0600
             (Registrant's Telephone Number, Including Area Code)
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     On October 14, 1999, InfoSpace.com, Inc., a Delaware corporation
("InfoSpace.com"), completed its acquisition of INEX Corporation, an Ontario company ("INEX"). This transaction was initially reported on a Current Report on Form 8-K (the "8-K") dated October 14, 1999, which included financial statements for INEX and certain pro forma financial information as of and for the period ended June 30, 1999. By this Current Report on Form 8-K/A, InfoSpace.com is updating the 8-K to include financial statements of INEX and certain pro forma financial information as of and for the period ended September 30, 1999.

Item 7.     Financial Statements and Exhibits
-------     ---------------------------------

     (a)  Financial Statements of Business Acquired.

          INEX Corporation Financial Statements (previously reported in Post-Effective Amendment No. 2 to the Registration Statement on Form S-1 (No. 333-86313) filed by the registrant on December 10, 1999 and incorporated herein by reference).

     (b)  Pro Forma Financial Information.

          Unaudited Pro Forma Combined Consolidated Financial Statements of InfoSpace.com, Inc. and INEX Corporation (previously reported in Post-Effective Amendment No. 2 to the Registration Statement on Form S-1 (No. 333-86313) filed by the registrant on December 10, 1999 and incorporated herein by reference).

     (c)  Exhibits.

          23.1.  Consent of PricewaterhouseCoopers LLP, Independent Accountants.
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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 20, 1999        InfoSpace.com, Inc.

                                 By:  /s/ Ellen B. Alben
                                      --------------------------------
                                      Senior Vice President, Legal and
                                      Business Affairs, and Secretary
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                               INDEX TO EXHIBITS


   Exhibit
   Number    Description
   ------    -----------

  23.1.      Consent of PricewaterhouseCoopers LLP, Independent Accountants.